UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported)	January 28, 2014

HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-14332	65-0385686

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

301 East Yamato Road, Suite 2199

Boca Raton, Florida	33431

(Address of Principal Executive Offices)	(Zip Code)

(561) 998-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 28, 2014, Hollywood Media Corp. (“Company”) announced that on January 24, 2014 its board of directors determined that voluntarily delisting the Company's common stock from the Nasdaq and voluntarily deregistering the common stock from the reporting requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), are in the best interests of the Company. The Company is eligible to deregister its stock because it has fewer than 300 stockholders of record.

Accordingly, today the Company notified Nasdaq of its intent to file on February 7, 2014 a Form 25 with the Securities and Exchange Commission (the “SEC”), voluntarily delisting the Company’s common stock from Nasdaq and deregistering the Company's common stock from Section 12(b) of the Exchange Act. The Company expects that the delisting will take effect on February 17, 2014, and at that time the Company's shares will no longer be traded on the Nasdaq.

The Company also intends to file on February 17, 2014 a Form 15 with the SEC, deregistering the Company's common stock under Section 12(g) of the Exchange Act and suspending the Company's reporting obligations under Section 15(d) of the Exchange Act. Immediately upon the filing of the Form 15, the Company will no longer be obligated to file certain Exchange Act reports with the SEC.

Following such voluntary delisting and deregistering, the Company’s board of directors anticipates that the Company’s common stock will trade on the OTC Markets - OTC Pink Marketplace, although there can be no assurances that any trading market for the Company’s common stock will exist, and the liquidity of such trading market may be very limited.

A copy of the press release, dated January 28, 2014, issued by the Company to announce the delisting and deregistering of the Company’s common stock, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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Note on Forward-Looking Statements

Statements in this press release may be “forward-looking statements” within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties, including, but not limited to, unanticipated regulatory issues with the SEC or the Nasdaq, and other risks and factors described in Hollywood Media Corp.’s filings with the Securities and Exchange Commission including our Form 10-K for 2012. Such forward-looking statements speak only as of the date on which they are made.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

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(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release of the Company, dated January 28, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hollywood Media Corp.
Date: January 28, 2014
	By:	/s/ Tammy G. Hedge
		Name:	Tammy G. Hedge
		Title:	Chief Financial Officer and
Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of the Company, dated January 28, 2014